UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2009

MANHATTAN SCIENTIFICS, INC.
(Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	000-28411 (Commission File Number)	85-0460639 (I.R.S. Employer Identification Number)

405 Lexington Avenue, 32nd Floor New York, New York (Address of principal executive offices)		10174 (Zip Code)

Registrant’s telephone number, including area code: (212) 551-0577

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On March 27, 2009, Manhattan Scientifics, Inc. (the “Company”) dismissed AJ. Robbins, PC as its independent registered public accounting firm.  On March 27, 2009, we engaged PMB Helin Donovan, LLP as our new independent registered public accounting firm. Our board of directors has approved the dismissal of AJ. Robbins, PC and the appointment of PMB Helin Donovan, LLP as our new independent registered public accounting firm.

During the fiscal years ended December 31, 2007 and 2006, and the subsequent interim periods through March 27, 2009, there were no disagreements between the Company and AJ. Robbins, PC on any matter listed under Item 304 Section (a)(1)(iv) of Regulation S-K, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of AJ. Robbins, PC would have caused AJ. Robbins, PC to make reference to the matter in its reports on our financial statements.  For the fiscal years ended December 31, 2007 and 2006, the reports of AJ. Robbins, PC on our financial statements for those fiscal years then ended did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports of AJ. Robbins, PC included a qualification as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2007 and 2006 and the subsequent periods through March 27, 2009, prior to engaging PMB Helin Donovan, LLP, we did not consult PMB Helin Donovan, LLP regarding either:

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the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to our company nor oral advice was provided that PMB Helin Donovan, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-K.

During the fiscal years ended December 31, 2007 and 2006 and the subsequent periods through March 27, 2009, prior to engaging PMB Helin Donovan, LLP, PMB Helin Donovan, LLP has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company’s new independent registered public accounting firm from AJ. Robbins, PC to PMB Helin Donovan, LLP.

We provided AJ. Robbins, PC with a copy of this Current Report on Form 8-K on April 2, 2009, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by AJ. Robbins, PC, dated April 2, 2009, is attached to this Form 8-K as an exhibit.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description
16.1	Letter from AJ. Robbins, PC, dated April 2, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN SCIENTIFICS, INC.

Date: April 2, 2009	By:	/s/ Emmanuel Tsoupanarias
Name: Emmanuel Tsoupanarias
Title: Chief Executive Officer

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